Vanguard Sector Bond Index Funds

Target Indexes for Vanguard Sector Bond Index Funds

The board of trustees of Vanguard Scottsdale Funds has approved the adoption of new target indexes for the Funds.
The board believes that the new float-adjusted indexes, listed below, will better track the bond market sectors targeted by the Funds’ investment objectives.

Vanguard Sector Bond Index Funds	Float-Adjusted Target Index
Short-Term Government Bond Index Fund	Barclays Capital U.S. 1–3 Year Government Float Adjusted Index
Intermediate-Term Government Bond Index Fund	Barclays Capital U.S. 3–10 Year Government Float Adjusted Index
Long-Term Government Bond Index Fund	Barclays Capital U.S. Long Government Float Adjusted Index
Mortgage-Backed Securities Index Fund	Barclays Capital U.S. MBS Float Adjusted Index

Information contained in this supplement is subject to completion. A registration statement for Vanguard Sector Bond Index Funds has been filed with the U.S. Securities and Exchange Commission but has not yet become effective. Vanguard Sector Bond Index Funds may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

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